POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of April 2025.

Abraham M. Rivera

STATE OF	FLORIDA	)

)

COUNTY OF	MIAMI-DADE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 6th day of April, by Abraham M. Rivera.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires: 04/16/2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys foil power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of April 2025.

Dale A. Bissonette

STATE OF	OHIO	)

)

COUNTY OF	SUMMIT	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 4th day of April, by Dale A. Bissonette.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April 2025.

John Mulder

STATE OF	Colorado	)

)

COUNTY OF	El Paso	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7th day of April 2025, by John Mulder.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-l A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of April 2025.

Shelly Nahrstedt

STATE OF	OHIO	)

)

COUNTY OF	CUYAHOGA	)

Affirmed and subscribed before me by means of physical presence, on this 23rd day of April 2025, by Shelly Nahrstedt.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mutnbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April 2025.

Art Ally

STATE OF FLORIDA	)

)

COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 8 day of April 2025, by Art Ally.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April 2025.

Greg Ally

STATE OF FLORIDA	)

)

COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7 day of April 2025, by Greg Ally.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April 2025.

Brian Mumbert

STATE OF FLORIDA	)

)

COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7 day of April 2025, by Brian Mumbert.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public My Commission Expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7 day of April 2025.

Theron R. Holladay Sr.

STATE OF	Texas	)

)

COUNTY OF	Taylor	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7 day of April 2025, by Theron R. Holladay Sr.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires: 12/24/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-lA in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

Matthew D. Staver

STATE OF FLORIDA	)

)

COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Matthew D. Staver.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires: 10/26/26

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-lA in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2022.

Richard W. Copeland

STATE OF FLORIDA	)

)

COUNTY OF ORANGE	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 18th day of November 2022, by Richard W. Copeland.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)
Notary Public
My Commission Expires: 10/26/26

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-lA in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Arthur D. Ally, Terry Covert, Cheryl Mumbert, Douglas Ally, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of December 2022.

Kenneth Blackwell

STATE OF Ohio	)

)

COUNTY OF Hamilton	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 20 day of December 2022, by Kenneth Blackwell.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-lA in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12 day of April 2025.

Anthereca Lane

STATE OF	OHIO	)

)

COUNTY OF	HAMILTON	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 12 day of April, by Anthereca Lane.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public My Commission Expires: 8/6/2028

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of April 2025.

/s/ Deborah Honeycutt (original on file)

Deborah Honeycutt

STATE OF GEORGIA	)

)

COUNTY OF HENRY	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 15th day of April, 2025 by Deborah Honeycutt.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Stephanie Hailstalk Lewis
(NOTARIAL SEAL)
Notary Public
Stephanie Hailstalk Lewis	My Commission Expires:
Notary Public Expires 7/4/2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Art Ally, Cheryl Mumbert, Greg Ally, Brian Mumbert, and David James, and each of them, his/her attorneys for him/her and in his/her name, place and stead, and in their offices and capacities in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of April 2025.

/S/ Alan Ross ( original on file)

Alan Ross

STATE OF GEORGIA	)

)

COUNTY OF COBB	)

Affirmed and subscribed before me by means of [X] physical presence or [N/A] online notarization, this 7th day of April, by Alan Ross.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Ashley Hardeman
(NOTARIAL SEAL)
Notary Public
My Commission Expires:
Ashley Hardeman - Expires 8/4/2026

Cobb County, GA